UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 23, 2005
CORUS BANKSHARES, INC.
(Exact name of registrant as specified in its charter)
Commission File Number 0-6136

Minnesota (State or other jurisdiction of incorporation)	41-0823592 (I.R.S. Employer Identification No.)

3959 N. Lincoln Ave., Chicago, Illinois (Address of principal executive offices)	60613 (Zip Code)
(773) 832-3088
(Registrant’s telephone number)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. ):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CORUS BANKSHARES, INC.
ITEM 8.01: Other Events
On August 23, 2005, Corus Bankshares Inc. issued a press release announcing the quarterly dividend. A copy of the company’s press release is attached as Exhibit 99 and is incorporated herein by reference.
ITEM 9.01: Financial Statements and Exhibits

Exhibit No.	Description

99	Press release dated August 23, 2005, announcing the quarterly dividend

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CORUS BANKSHARES, INC.
(Registrant)
August 25, 2005	By:	/s/ Michael E. Dulberg
Michael E. Dulberg
Senior Vice President and Chief Accounting Officer Principal Accounting Officer and duly authorized Officer of Registrant)